UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2011

Penford Corporation

(Exact name of registrant as specified in its charter)

Washington	0-11488	91-1221360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7094 South Revere Parkway, Centennial, Colorado		80112-3932
(Address of principal executive offices)		(Zip Code)

303-649-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On January 11, 2012, Penford Carolina, LLC, a Delaware limited liability company (“Purchaser”) and a wholly-owned subsidiary of Penford Corporation (“Penford” or the “Company”), entered into an Amended and Restated Business Sale and Membership Interest Purchase Agreement (the “Amended and Restated Purchase Agreement”) with each of R. Bentley Cheatham, Dwight Carlson and Steven P. Brower (collectively, the “Sellers”), together with three limited liability companies owned by the Sellers. The Amended and Restated Purchase Agreement amended the Business Sale and Membership Interest Purchase Agreement among the parties dated November 9, 2011. The transaction contemplated by the Amended and Restated Purchase Agreement closed on January 11, 2012.

Pursuant to the terms of the Amended and Restated Purchase Agreement, Purchaser acquired 100% of the limited liability company interests in Carolina Starches, LLC, a South Carolina limited liability company (“Carolina Starches”) wholly-owned by Sellers, in exchange for $5 million in cash (“Cash Payment”) and the payment of $3.5 million in debt of Carolina Starches and its related companies. As part of the transactions contemplated by the Amended and Restated Purchase Agreement, Purchaser entered into asset purchase agreements at the closing with two of the limited liability companies owned by the Sellers pursuant to which these companies transferred to Purchaser substantially all of the their assets. Purchaser also entered into a real property lease agreement and an option to purchase agreement at the closing with another limited liability company owned by the Sellers, pursuant to which Purchaser will lease a facility from such company with an option to purchase that facility.

The description of the Amended and Restated Purchase Agreement and the transactions contemplated by the Amended and Restated Purchase Agreement is qualified in its entirety by reference to the Amended and Restated Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference.

A copy of Registrant’s press release dated January 12, 2012 announcing this transaction and certain inducement options granted to the Sellers is furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Business Sale and Membership Interest Purchase Agreement

99.1	Press release dated January 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation
(Registrant)

January 12, 2012	/s/ Steven O. Cordier
Steven O. Cordier
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Business Sale and Membership Interest Purchase Agreement

99.1	Press Release dated January 12, 2012